UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on December 11, 2025, Katapult Holdings, Inc., a Delaware corporation (“Katapult”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Katapult, Katapult Merger Sub 1, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Katapult, Katapult Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned indirect subsidiary of Katapult, CCF Holdings LLC, a Delaware limited liability company (“CCFI”), and Aaron’s Intermediate Holdco, Inc., a Delaware corporation (“Aaron’s”), subsequently amended on June 17, 2026 (the “Amendment to the Merger Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Pursuant to the terms and conditions of the Merger Agreement, a business combination among Aaron’s, CCFI, and Katapult will be effected as follows: (a) immediately prior to the Aaron’s Merger Effective Time, (i) Aaron’s shall cause the Aaron’s MIP Holders to assign, transfer and deliver to Katapult, and Katapult shall assume and acquire from the Aaron’s MIP holders, the Aaron’s MIP Units and (ii) Katapult shall issue to the Aaron’s MIP Holders and Aaron’s shall cause the Aaron’s MIP Holders to acquire from Katapult the Aaron’s MIP Rollover Interests as consideration for the Aaron’s MIP Units (the “Aaron’s MIP Exchange”); (b) immediately prior to the CCFI Merger Effective Time, (i) CCFI shall cause the CCFI MIP Holders to assign, transfer and deliver to Katapult, and Katapult shall assume and acquire from the CCFI MIP Holders, the CCFI MIP Equity and (ii) Katapult shall issue to the CCFI MIP Holders and CCFI shall cause the CCFI MIP Holders to acquire from Katapult the CCFI MIP Rollover Interests as consideration for the CCFI MIP Equity (the “CCFI MIP Exchange”); (c) immediately following the Aaron’s MIP Exchange, at the Aaron’s Merger Effective Time, Merger Sub 1 shall be merged with and into Aaron’s, and the separate existence of Merger Sub 1 shall cease and Aaron’s will continue as the surviving corporation in the Aaron’s Merger; and (d) immediately following the CCFI MIP Exchange, at the CCFI Merger Effective Time, Merger Sub 2 shall be merged with and into CCFI, and the separate existence of Merger Sub 2 shall cease and CCFI will continue as the surviving limited liability company in the CCFI Merger.

On June 18, 2026, Katapult filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus in connection with the Mergers (as amended by Amendment No. 1 to registration statement on Form S-4, filed by Katapult with the SEC on July 2, 2026, the “Registration Statement) and on July 7, 2026, Katapult filed such proxy statement/prospectus on Form 424B3 (the “Proxy Statement/Prospectus”) with the SEC in connection with the Mergers and commenced mailing of the Proxy Statement/Prospectus to its stockholders. The special meeting of Katapult Stockholders to approve (among other things) the Mergers will be held on August 6, 2026, at 10:00 a.m. Eastern Time (the “Special Meeting”) as further described in the Proxy Statement/Prospectus.

Litigation and Stockholder Demand Letters Related to the Mergers

As of the date of this Current Report on Form 8-K (this “Current Report”), which amends and supplements the information in the Proxy Statement/Prospectus, two complaints have been filed (collectively, the “Complaints”) on July 15, 2026 and July 16, 2026 respectively, alleging, among other things, that the Proxy Statement/Prospectus omitted material information that rendered it incomplete or misleading. The lawsuits, each filed by a purported Katapult Stockholder in an individual capacity, were filed in the Supreme Court of the State of New York and are captioned Michael Clark v. Katapult Holdings, Inc. et. al. (No. 654167/2026) and Nathan Turner v. Katapult Holdings, Inc., et. al. (No. 654201/2026). The Plaintiffs in the Complaints allege negligent misrepresentation and concealment and negligence in violation of New York State common law, and are seeking to enjoin the defendants from taking any steps to consummate the Mergers until the defendants disclose certain allegedly material information in the Proxy Statement/Prospectus in advance of the Special Meeting or, in the event the Mergers are consummated, to recover damages resulting from the defendants’ alleged conduct described in the Complaints.

In addition, demand letters (the “Demand Letters”) have been received by Katapult from purported Katapult Stockholders challenging disclosures made in the Registration Statement or the Proxy Statement/Prospectus, as applicable. The Demand Letters generally make similar allegations to those in the Complaints, and that the Registration Statement or the Proxy Statement/Prospectus, as applicable, contain disclosure deficiencies in violation of U.S. federal securities laws. The Demand Letters seek corrective disclosures to the Registration Statement or the Proxy Statement/Prospectus, as applicable, in advance of the Special Meeting. There can be no assurances that additional lawsuits or additional demands will not be filed or made against Katapult with respect to the Mergers. If this occurs, Katapult will not necessarily announce them.

Katapult and the other named defendants deny that they have violated any laws, believe that the claims asserted in the Complaints and the Demand Letters are without merit and that the disclosures in the Registration Statement and the Proxy Statement/Prospectus comply fully with applicable law. However, solely to reduce risk of the Complaints or Demand Letters delaying or adversely affecting the closing of the Mergers, to minimize the costs, risks and uncertainties inherent in litigation, and to correct certain previously-reported information concerning beneficial ownership of Katapult common stock following the Mergers, and without admitting any liability or wrongdoing, Katapult is voluntarily providing the supplemental information set forth in this Current Report. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental information set forth herein. To the contrary, Katapult specifically takes the position that no further disclosure of any kind was or is required to supplement the Proxy Statement/Prospectus under applicable laws.

Supplemental Disclosures to the Proxy Statement/Prospectus

The Supplemental Disclosures should be read in connection with the Proxy Statement/Prospectus, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement/Prospectus. To the extent that information in the below Supplemental Disclosures differs from, or updates information contained in, the Proxy Statement/Prospectus, the information in the below Supplemental Disclosures will supersede or supplement the information in the Proxy Statement/Prospectus. Except as otherwise described in the below Supplemental Disclosures or the documents referred to, contained in or incorporated by reference herein, the Proxy Statement/Prospectus, the annexes to the Proxy Statement/Prospectus and the documents referred to, contained in or incorporated by reference in the Proxy Statement/Prospectus are not otherwise modified, supplemented or amended. For clarity, new text within restated paragraphs from the Proxy Statement/Prospectus is highlighted with bold, underlined text, while deleted text is ~~bold and stricken-through~~.

The disclosure on page 141 of the Proxy Statement/ Prospectus under the section with the heading “The Mergers — Background of the Mergers” is supplemented by replacing the last sentence of the third full paragraph with the following:

Prior to exchanging or discussing confidential information, Katapult executed a confidentiality agreement with each such party, which contained customary terms and conditions for a Potential Transaction involving a public company such as Katapult, including a standstill with a “don’t ask, don’t waive” provision that would fall away and be rendered inoperative upon the entry by Katapult into a definitive agreement for a Potential Transaction and a mutual non-solicitation provision (a “Confidentiality Agreement”).

The disclosure on page 173 of the Proxy Statement/Prospectus under the section with the heading “The Mergers — Opinion of Katapult’s Financial Advisor — Summary of Financial Analyses — Katapult Stand-Alone Financial Analyses — Katapult Discounted Cash Flow Analysis” is supplemented by replacing the second and third bullets in the second paragraph with the following:

•	Guggenheim Securities used a two-stage discount rate methodology ~~based on~~ as follows:

-	A discount rate range of 16.50% – 18.50% based on Guggenheim Securities’ estimate of Katapult’s distressed weighted average cost of capital through the terminal year of 2030 ~~utilizing a range of methodologies for calculating the weighted average cost of capital of distressed companies~~ (which was estimated based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience and (ii) application of various analytical frameworks for estimating the cost of capital for distressed companies as promulgated by certain leading finance-oriented academics and certain leading finance practitioners); and

-	A discount rate range of 12.25% – 14.25% ~~for the terminal period~~ based on ~~its~~ Guggenheim Securities’ estimate of Katapult’s normalized terminal weighted average cost of capital beyond the terminal year of 2030 (which was estimated based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience and (ii) application of the capital asset pricing model, which requires certain (a) general inputs such as the prospective US equity risk premium and the corresponding risk-free rate and (b) company-specific inputs such as the subject company’s forward-looking equity beta reference range, the subject company’s assumed forward-looking capital structure and the corresponding blended cost of debt, the subject company’s prospective marginal cash income tax rate and, as applicable, the appropriate size/liquidity premium for the subject company).

•	In estimating Katapult’s terminal/continuing value, Guggenheim Securities used a reference range of perpetual growth rates of Katapult’s terminal year normalized after-tax unlevered free cash flow of 2.00% – 3.00%. Guggenheim Securities selected such terminal/continuing value-related perpetual growth rates based on its professional judgment taking into account various considerations and factors, including among others (i) the nature of the Katapult’s business, including recent and expected trends in and competitive dynamics with respect to, and expected long-term growth prospects for, the industry and markets in which Katapult operated, all as of the time of Guggenheim Securities’ opinion, (ii) the Katapult-Provided Financial Projections and (iii) then-prevailing market expectations regarding US long-term economic growth and US long-term inflation.

The disclosure on page 173 of the Proxy Statement/Prospectus under the section with the heading “The Mergers — Opinion of Katapult’s Financial Advisor — Summary of Financial Analyses — Katapult Stand-Alone Financial Analyses — Katapult Selected Publicly Traded Companies Analysis” is supplemented by replacing in its entirety the chart after the first paragraph of that section with the below chart:

Katapult Selected Publicly Traded Companies Analysis

	Enterprise Value ($ millions)	Trading Enterprise Value / 2027E EBITDA
Katapult	145.1	5.2x
Tier 1 Publicly Traded Companies
Enova International	8,335.6	7.8x
Prog Holdings	1,898.1	5.9
Upbound Group	2,572.3	4.0
OppFi	1,397.5	5.2
Tier 2 Publicly Traded Companies
OneMain Holdings	17,810.4	7.2x
FirstCash Holdings	8,916.0	9.5
Regional Management	779.2	4.6
Statistical Summary
Median	--	5.6x
Mean	--	6.1x

The disclosure on page 175 of the Proxy Statement/Prospectus under the section with the heading “The Mergers — Opinion of Katapult’s Financial Advisor — Summary of Financial Analyses — Aaron’s / CCFI Stand-Alone Financial Analyses — Aaron’s / CCFI Discounted Cash Flow Analysis” is supplemented by adding the underlined disclosure to the second bullet in the second paragraph:

•	Guggenheim Securities used a discount rate range of 10.50% – 12.50% based on its estimate of Aaron’s and CCFI’s combined weighted average cost of capital (which was estimated based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience and (ii) application of the capital asset pricing model which requires certain (x) general inputs such as the prospective US equity risk premium and the corresponding risk-free rate and (y) company-specific inputs such as the subject company’s forward-looking equity beta reference range, the subject company’s assumed forward-looking capital structure and the corresponding blended cost of debt, the subject company’s prospective marginal cash income tax rate and, as applicable, the appropriate size/liquidity premium for the subject company).

The disclosures on pages 367 and 368 of the Proxy Statement/Prospectus “Principal Stockholders Following the Mergers” is supplemented by replacing the chart and related footnotes after the fifth paragraph of that section with the below chart and related footnotes.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of Outstanding Common Stock
Named Executive Officers and Directors:
Kyle Hanson(1)	2,888,923	3.3%
Cory Miller	268,920	~~0.3%~~*
Jennifer Baldock	594,064	~~0.7%~~*
Philip Bartow III	7,456	*
Lynn DeVault	202,434	~~0.2%~~*
Russell Falkenstein	224,100	~~0.3%~~*
Michael Heller	594,064	~~0.7%~~*
Will Jones~~(2)~~	~~18,635,006~~-	~~21.3%~~*
Eugene Schutt	594,064	~~0.7%~~*
Orlando J. Zayas(~~3~~2)	281,012	~~0.3%~~*
Gregory L. Zink	12,573	*
All executive officers and directors as a group (11 persons)	~~24,302,616~~5,667,610	~~27.7~~6.5%
5% Stockholders:
IQV Holdco, LLC(~~4~~3)	11,416,415	13.0%
W. Allan Jones ~~Capital Corp. LLC~~(~~5~~4)	~~17,793,269~~18,635,006	~~20.3~~21.3%
BP Sparrow I(5)	11,060,283	12.6%
BP Sparrow II(6)	15,683,357	17.9%
Advantage CCF LLC(7)	4,679,664	5.3%

* Represents beneficial ownership of less than 1%.

(1) Represents Mr. Hanson’s proportional interests in shares of Katapult Common Stock that will be indirectly held by KMJ. IQV Holdco is controlled by KMJ. KMJ is a manager-managed Ohio limited liability company that is managed by three or more managers and as such, no individual manager is deemed to have beneficial ownership. Mr. Hanson disclaims beneficial ownership of the shares held by KMJ except to the extent of his pecuniary interest therein. As of the date of this Registration Statement, certain of these shares are pledged as collateral to secure indebtedness.

(2) Includes options to acquire 169,939 shares of common stock.

(3) Consists of shares of Katapult Common Stock that will be held directly by IQV Holdco and, as applicable, shares of Katapult Common Stock held by Aaron’s MIP. IQV Holdco is deemed to beneficially own the shares of Katapult Common Stock held by Aaron’s MIP by virtue of its sole voting power over such shares. The individuals who indirectly hold economic interests in Aaron’s MIP (including members of management) have no voting or dispositive power over any shares of Katapult Common Stock held by Aaron’s MIP and, as a result, do not beneficially own any such shares for purposes of this table. See footnote 1 with respect to the control structure of IQV Holdco.

(~~2~~4) Includes (i) 17,793,269 shares of Katapult Common Stock that will be owned by Jones CapitalCorp LLC, a Tennessee limited liability company of which ~~Will~~W. Allan Jones is President and one of two members (together with Janie Jones), (ii) 639,303 shares of Katapult Common Stock that will be owned by The 1999 Janie P. Jones Family Trust, of which Mr. Jones serves as trustee, and (iii) 202,434 shares of Katapult Common Stock that will be owned by the D. Lynn DeVault Revocable Trust, of which Lynn DeVault serves as trustee. Mr. Jones has voting and dispositive power with respect to the securities held by Jones CapitalCorp LLC and, as trustee, with respect to the securities held by The 1999 Janie P. Jones Family Trust. Lynn DeVault, as trustee, has voting and dispositive power with respect to the securities held by the D. Lynn DeVault Revocable Trust. Prior to the Mergers, Lynn DeVault granted Mr. Jones an irrevocable proxy to vote the securities held by the D. Lynn DeVault Revocable Trust, which proxy will terminate at the Closing. Other than such proxy, Mr. Jones does not have dispositive power over the securities held by the D. Lynn DeVault Revocable Trust and disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

~~(3) Includes options to acquire 169,939 shares of common stock.~~

~~(4) Consists of shares of Katapult Common Stock that will be held directly by IQV Holdco and, as applicable, shares of Katapult Common Stock held by Aaron’s MIP. IQV Holdco is deemed to beneficially own the shares of Katapult Common Stock held by Aaron’s MIP by virtue of its sole voting power over such shares. The individuals who indirectly hold economic interests in Aaron’s MIP (including members of management) have no voting or dispositive power over any shares of Katapult Common Stock held by Aaron’s MIP and, as a result, do not beneficially own any such shares for purposes of this table. See footnote 1 with respect to the control structure of IQV Holdco.~~

(5) Includes 11,060,283 shares of Katapult Stock owned by BP Sparrow I LLC. BP Sparrow I LLC is a member-managed limited liability company. As such, members holding a majority in interest have voting power with respect to the securities held by BP Sparrow I LLC. Dispositive power with respect to such securities is exercised in accordance with the terms of its limited liability company agreement. No natural person has sole voting or dispositive power over the securities held by BP Sparrow I LLC.

(6) Includes 15,683,357 share of Katapult Stock owned by BP Sparrow II LLC. BP Sparrow II LLC is a manager-managed limited liability company. Its manager, Michael Petronio, has voting power with respect to the securities held by BP Sparrow II LLC. Its sole member, BasePoint Capital III, LLC, has dispositive power with respect to the securities held by BP Sparrow II LLC.

(7) Includes 4,679,664 shares of Katapult Stock owned by Advantage CCFI LLC. Advantage CCFI LLC is a manager-managed limited liability company. Its manager, Advantage Insurance Services LLC, has voting power with respect to the securities held by Advantage CCFI LLC. Its sole member, Advantage Insurance Inc., has dispositive power with respect to the securities held by Advantage CCFI LLC. No natural person has sole voting or dispositive power over the securities held by Advantage CCFI LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Forward-looking statements are based on the current beliefs and assumptions of the management of Katapult, CCFI and Aaron’s, respectively, and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “would,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook,” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements. Accordingly, there is no assurance that such results will be realized. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included in this document might not occur or might occur to a different extent or at a different time than described. Actual results may differ materially from the current expectations of Katapult, CCFI and Aaron’s depending on a number of factors affecting their businesses and risks associated with the successful execution of the proposed transactions. In evaluating these forward-looking statements, you should carefully consider the risks described herein. Factors that could have a material adverse effect on operations and future prospects or that could cause events or circumstances to differ from the forward-looking statements include, but are not limited to: (i) the outcome and impact of the proposed transactions, including Katapult, CCFI and Aarons’ ability to recognize the anticipated objectives and benefits thereof; (ii) the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Katapult, CCFI and Aaron’s to terminate the Merger Agreement; (iii) the possibility that the proposed transactions do not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all; (iv) the potential disruptions the proposed transactions may cause in the business operations of Katapult, CCFI and Aaron’s; (v) potential adverse effects of the proposed transactions on the business relationships of Katapult, CCFI and Aaron’s while the proposed transactions are pending; and (vi) changes in Katapult’s share price following the closing of the proposed transactions. These risks, as well as other risks associated with the proposed transactions, are more fully discussed in the Proxy Statement/Prospectus. While the list of factors presented here and in the Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Katapult’s, CCFI’s or Aaron’s consolidated financial condition, results of operations or liquidity. None of Katapult, CCFI or Aaron’s assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where To Find It

This communication may be deemed to be solicitation material in respect of the transaction among Katapult, Aaron’s, and CCFI. Katapult has announced a special meeting of its stockholders to obtain stockholder approval of the transaction. In connection with the Transactions, Katapult has filed the Registration Statement / Proxy Statement, that included a proxy statement in preliminary and definitive form of Katapult. INVESTORS OF KATAPULT ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT KATAPULT, AARON’S, CCFI AND THE TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of these materials and other documents filed by Katapult with the SEC at the SEC’s website at www.sec.gov, at Katapult’s website at www.katapult.com or by sending a written request to Katapult in care of the Corporate Secretary, at Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, TX 75024.

Participants in the Solicitation

Katapult and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of stockholders in connection with the transaction. Information regarding Katapult’s directors and executive officers, their ownership in Katapult and Katapult’s transactions with related persons is available in the Proxy Statement/Prospectus as well as Katapult’s proxy statement filed with the SEC on March 20, 2026 on Schedule 14A in connection with its 2026 annual meeting of stockholders, under the headers “PROPOSAL NO. 1 ELECTION OF DIRECTORS” , “DIRECTOR COMPENSATION”, “EXECUTIVE OFFICERS”, “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”, “EXECUTIVE COMPENSATION” and “CERTAIN RELATIONSHIPS AND RELATED-PARTY AND OTHER TRANSACTIONS” (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001785424/000162828026020210/kplt-20260320.htm). Additional information regarding ownership of Katapult’s securities by its directors and executive officers is included in such person’s SEC filings on Forms 3 or 4 (which is available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001785424). Other information regarding Katapult’s directors and executive officers and regarding other persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus related to the proposed transaction and other relevant materials filed with the SEC. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2026	/s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer